SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
       14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          NATIONAL RESEARCH CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                          NATIONAL RESEARCH CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 27, 2000

To the Shareholders of
     National Research Corporation:

          NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of National Research Corporation will be held on Thursday, April 27, 2000, at 10:00 A.M., local time, at The Cornhusker Hotel, 333 South 13th Street, Lincoln, Nebraska 68508, for the following purposes:

                    1. To elect two directors to hold office until the 2003 annual meeting of shareholders and until their successors are duly elected and qualified.

                    2. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

          The close of business on March 9, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

          A proxy for the meeting and a proxy statement are enclosed herewith.

                                              By Order of the Board of Directors
                                              NATIONAL RESEARCH CORPORATION



                                              Patrick E. Beans
                                              Secretary


Lincoln, Nebraska
March 29, 2000



YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

                          NATIONAL RESEARCH CORPORATION
                                 1033 "O" Street
                             Lincoln, Nebraska 68508

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 27, 2000

          This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of National Research Corporation (the "Company") beginning on or about March 29, 2000 in connection with a solicitation of proxies by the Board for use at the annual meeting of shareholders to be held on Thursday, April 27, 2000, at 10:00 A.M., local time, at The Cornhusker Hotel, 333 South 13th Street, Lincoln, Nebraska 68508, and all adjournments or postponements thereof (the "Annual Meeting") for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

          Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

          A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the two persons nominated for election as directors referred to herein and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of directors, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

          Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), at the close of business on March 9, 2000 are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 7,006,300 shares of Common Stock, each of which is entitled to one vote per share.


                              ELECTION OF DIRECTORS

          The Company's By-Laws provide that the directors shall be divided into three classes, with staggered terms of three years each. At the Annual Meeting, the shareholders will elect two directors to hold office until the 2003 annual meeting of shareholders and until their successors are duly elected and qualified. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the two persons named as nominees herein. The Board has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. However, in the event that any nominee should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board. Each director will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors. Votes will be tabulated by an inspector of elections appointed by the Board.

          The following sets forth certain information, as of March 9, 2000, about the Board's nominees for election at the Annual Meeting and each director of the Company whose term will continue after the Annual Meeting.

                   Nominees for Election at the Annual Meeting

                    Terms expiring at the 2003 Annual Meeting

          Michael D. Hays, 45, has served as President and Chief Executive Officer and as a director since he founded the Company in 1981. Prior thereto, Mr. Hays served for seven years as a Vice President and a director of SRI Research Center, Inc. (n/k/a the Gallup Organization).

          John N. Nunnelly, 47, has served as a director of the Company since December 1997. Mr. Nunnelly has been the Group President, Financial and Administrative Solutions Division of the Information Technology Business of McKessonHBOC, a leader in the healthcare information industry, since January 1999. Mr. Nunnelly previously served as the Senior Vice President and General Manager for three business units (Amherst Product Group, the Managed Care Group and the Springfield Company Group) of McKessonHBOC since 1988, and has also served McKessonHBOC in various other positions during his seventeen year tenure with the firm, most recently, National Vice President of Sales.

THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" SUCH NOMINEES. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" SUCH NOMINEES.

                         Directors Continuing in Office

                    Term expiring at the 2001 Annual Meeting

          Patrick E. Beans, 42, has served as Vice President, Treasurer and Chief Financial Officer of the Company since August 1997, as a director since October 1997 and as the principal financial officer since he joined the Company in August 1994. From June 1993 until joining the Company, Mr. Beans was the finance director for the Central Interstate Low-Level Radioactive Waste
Commission, a five-state compact developing a low-level radioactive waste disposal plan. From 1979 to 1988 and from June 1992 to June 1993, he practiced as a certified public accountant.

                    Term expiring at the 2002 Annual Meeting

          Paul C. Schorr, III, 63, has served as a director of the Company since February 1998. Mr. Schorr has been the President and Chief Executive Officer of ComCor Holding Inc., an electrical contractor specializing in construction consulting services, since 1987. Mr. Schorr is also a director of Austins Steaks & Saloon, Inc. and Ameritas Life Insurance Corp.

                               BOARD OF DIRECTORS

General

          The Board has standing Audit and Compensation Committees. The Audit Committee is responsible for recommending to the Board the appointment of independent auditors, reviewing and approving the scope of the annual audit activities of the auditors, approving the audit fee payable to the auditors and reviewing audit results. John N. Nunnelly (Chairman) and Paul C. Schorr, III are members of the Audit Committee. The Audit Committee held three meetings in 1999.

          The Compensation Committee reviews and recommends to the Board the compensation structure for the Company's directors, officers and other managerial personnel, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, non-cash perquisites and other forms of compensation, and administers the National Research Corporation 1997 Equity Incentive Plan (the "Equity Incentive Plan") and the National Research Corporation Director Stock Plan (the "Director Plan"). Paul C. Schorr, III (Chairman) and John N. Nunnelly are members of the Compensation Committee. The Compensation Committee held four meetings in 1999.

          The Board has no standing nominating committee. The Board selects the director nominees to stand for election at the Company's annual meetings of shareholders and to fill vacancies occurring on the Board. The Board will consider nominees recommended by shareholders, but has no established procedures which shareholders must follow to make a recommendation. The Company's By-Laws also provide for shareholder nominations of candidates for election as directors. These provisions require such nominations to be made pursuant to timely notice (as specified in the By-Laws) in writing to the Secretary of the Company. The shareholder's notice must contain information relating to the nominee which is required to be disclosed by the Company's By-Laws and the Securities Exchange Act of 1934.

          The Board held four meetings in 1999. Each director attended all of the meetings of the Board and all of the meetings held by all committees of the Board on which such director served during the year.

Director Compensation

          Directors who are executive officers of the Company receive no compensation for service as members of either the Board or committees thereof. Directors who are not executive officers of the Company receive an annual retainer of $10,000 and a fee of $500 for each committee meeting attended. Additionally, directors are reimbursed for out-of-pocket expenses associated with attending meetings of the Board and committees thereof.

          Pursuant to the Director Plan, each director who is not an employee of the Company receives an annual grant of an option to purchase 1,000 shares of Common Stock on the date of each annual meeting of shareholders. The options have an exercise price equal to the fair market value of the Common Stock on the date of grant and vest one year after the grant date.

                             PRINCIPAL SHAREHOLDERS

          The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 9, 2000 by: (i) each director and nominee; (ii) each of the executive officers named in the Summary Compensation Table set forth below; (iii) all of the directors, nominees and executive officers (including the executive officers named in the Summary Compensation Table) as a group; and (iv) each person or other entity known by the Company to own beneficially more than 5% of the Common Stock. Except as otherwise indicated in the footnotes, each of the holders listed below has sole voting and investment power over the shares beneficially owned.

                                                Shares of          Percent of
                                               Common Stock       Common Stock
                                               Beneficially       Beneficially
             Name of Beneficial Owner             Owned              Owned
             ------------------------         ---------------     ------------
Michael D. Hays (1)........................   4,866,282              69.5%
Jona S. Raasch.............................      68,540(2)            *
Patrick E. Beans...........................      47,403(3)            *
Paul C. Schorr, III........................      11,000(4)(5)         *
John N. Nunnelly...........................       6,800(5)            *
All directors, nominees and executive
  officers as a group (5 persons)..........   5,000,025(5)           71.4%

-----------------------
* Denotes less than 1%.

(1)  The address of Michael D. Hays is 1033 "O" Street, Lincoln, Nebraska 68508.

(2) Includes 1,000 shares owned by Ms. Raasch's husband, 1,350 shares held by Ms. Raasch as power of attorney for her father and 100 shares owned by Ms. Raasch's minor children.

(3) Includes 1,500 shares held by Mr. Beans as custodian for his minor children and 11,228 shares owned by four trusts for which Mr. Beans is the sole trustee.

(4) Includes 1,000 shares owned by The Schorr Family Company, Inc., which Mr. Schorr manages, and 8,000 shares owned by Mr. Schorr's wife.

(5) Includes shares of Common Stock that may be purchased under currently exercisable stock options, as follows: Mr. Schorr, 2,000 shares; Mr. Nunnelly, 2,000 shares; and all directors, nominees and executive officers as a group, 4,000 shares.

                             EXECUTIVE COMPENSATION

Summary Compensation Information

          The following table sets forth certain information concerning the compensation earned in each of the last two fiscal years by the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers whose total cash compensation exceeded $100,000 in the fiscal year ended December 31, 1999. The persons named in the table are sometimes referred to herein as the "named executive officers."

                                                     Summary Compensation Table

                                                 Annual Compensation                 Long-Term Compensation
                                                 -------------------                 ----------------------
                                                                                      Awards        Payouts
                                                                                    Securities     Long-Term
                                                                   Other Annual     Underlying     Incentive         All Other
        Name and                                                   Compensation       Stock       Compensation      Compensation
   Principal Position            Year    Salary($)     Bonus($)       ($)(1)        Options(#)     Payouts($)           ($)
   ------------------            ----    --------     ----------   ------------     ----------    ------------      ------------

Michael D. Hays                  1999    $140,000          --           --                --           --            $1,523(2)
  President and Chief            1998     140,000          --           --                --           --             1,523
  Executive Officer              1997     140,000     $70,000           --                --           --             1,523

Jona S. Raasch                   1999     120,000          --           --             7,500           --                --
  Vice President and Chief       1998     115,997      30,000           --                --           --                --
  Operations Officer             1997      72,472     954,737(3)        --                --           --               906

Patrick E. Beans                 1999     100,000          --           --            11,250           --                --
  Vice President, Treasurer      1998      98,853      22,500           --                --           --                --
  and Chief Financial Officer    1997      72,472     954,737(3)        --                --           --               906

-------------------
(1)  Certain  personal  benefits  provided by the  Company to the named  executive  officers  are not  included in the table.  The aggregate  amount of such  personal  benefits for each named  executive  officer in each year  reflected in the table did not exceed the lesser of $50,000 or 10% of the sum of such officer's salary and bonus in each respective year.

(2)  Premiums for disability insurance paid by the Company for the benefit of Mr. Hays.

(3)  Includes an $870,000  special cash bonus awarded in 1997 in connection  with the initial public  offering of the Common Stock and prior to termination of the Company's S Corporation status to allow the purchase of shares of Common Stock.


Stock Options

          The Company has in effect the Equity Incentive Plan pursuant to which options to purchase Common Stock may be granted to employees of the Company, including officers and employee-directors. The following table presents certain information as to grants of stock options made during 1999 to Jona S. Raasch and Patrick E. Beans. No other named executive officer was granted options in 1999.

                                                  Option Grants in 1999 Fiscal Year

                                                                                         Potential Realizable Value at
                                                                                            Assumed Annual Rates of
                                              Individual Grants                          Stock Price Appreciation for
                         ------------------------------------------------------------           Option Term(2)
                           Number of        Percent of                                   ----------------------------
                           Securities      Total Options                                 At 0%     At 5%      At 10%
                           Underlying       Granted to      Exercise or                  Annual    Annual     Annual
                            Options        Employees in     Base Price     Expiration    Growth    Growth     Growth
     Name                Granted (#)(I)    Fiscal Year       ($/Share)        Date        Rate      Rate       Rate
     ----                --------------    -------------    -----------    ----------    ------    -------    ------

Jona S. Raasch...........     7,500            5.6%            $4.00        12/13/04        0       $8,288    $18,315

Patrick E. Beans.........    11,250            8.4%            $4.00        12/13/04        0      $12,433    $27,473

-----------------
(1)  The options reflected in the table (which are nonstatutory options for purposes of the Internal Revenue Code) were granted on
     December 13, 1999 and will become exercisable in 33 1/3% increments on December 13, 2000, 2001 and 2002.

(2)  This presentation is intended to disclose the potential value which would accrue to the optionee if the option were exercised the day before it would expire and if the per share value had  appreciated  at the  compounded  annual rate indicated in each column. The assumed rates of appreciation of 5% and 10% are prescribed by the rules of the Securities and Exchange Commission regarding  disclosure  of  executive  compensation.  The assumed  annual rates of  appreciation  are not intended to forecast possible future appreciation, if any, with respect to the price of the Common Stock.


          The following table sets forth information regarding the exercise of stock options by the named executive officers during 1999 and the year-end value of unexercised options held by such persons. Mr. Hays did not hold any options to acquire Common Stock as of December 31, 1999 and is accordingly not reflected in the table.

                                                 Aggregated Option Exercises in 1999
                                            Fiscal Year and Fiscal Year-End Option Values

                                                            Number of Securities
                                                           Underlying Unexercised           Value of Unexercised
                                                             Options at Fiscal              In-the-Money Options
                            Shares                               Year-End(#)              at Fiscal Year-End ($)(1)
                         Acquired on       Value        ----------------------------    ----------------------------
     Name                Exercise (#)    Realized($)    Exercisable    Unexercisable    Exercisable    Unexercisable
     ----                ------------    -----------    -----------    -------------    -----------    -------------

Jona S. Raasch........        --              --             0             7,500             --             (2)

Patrick E. Beans......        --              --             0            11,250             --             (2)

--------------------
(1)  The dollar values are calculated by determining the difference  between the fair market value of the underlying  Common Stock and the exercise price of the options at exercise or fiscal year-end, respectively.

(2)  Not  applicable.  The fair market value of the underlying  Common Stock at fiscal year-end was equal to the exercise price of the options.

Report on Executive Compensation

          The Compensation Committee of the Board of Directors is responsible for all aspects of the Company's compensation package offered to its corporate officers, including the named executive officers. The following report was prepared by members of the Compensation Committee.

          The Company's executive compensation program is designed to promote a strong, direct relationship between performance (on both a Company and individual level) and compensation and to base compensation on the Company's quarterly, annual and long-term performance goals by rewarding above-average corporate performance and recognizing individual initiative and achievement. The Company has developed an overall compensation strategy and specific compensation plans that are intended to be an effective tool for fostering the creation of shareholder value and the execution of the Company's business plan. The overall objectives of this strategy are to make executive compensation generally competitive, with a substantial portion of such compensation contingent upon Company and individual performance, and to encourage equity ownership by the Company's executive officers so that their interests are closely aligned with the interests of shareholders.

          During 1996, the Company retained a nationally-recognized compensation consultant to advise it with respect to compensation issues. The first step in the overall review of executive compensation was an analysis of the duties and responsibilities of each Company executive. Subsequently, the Company's consultant compared the compensation for each Company executive with general market data for individuals with comparable job responsibilities. The Company's consultant summarized its conclusions on Company executive compensation in a report finalized in late 1997. The results of this study have provided, and will continue to provide in 2000, the framework for determining compensation for executives of the Company.

          The key elements of the Company's executive compensation program consist of base salary, annual bonus and stock options, which, based on the Company's consultant's recommendations, approximate 50%, 25% and 25%, respectively, of aggregate compensation. A general description of the elements of the Company's compensation program, including the bases for the compensation awarded to the Company's Chief Executive Officer for 1999, are discussed below.

          Base Salary. Base salaries are initially determined by evaluating the responsibilities of the position, the experience and contributions of the individual and the salaries for comparable positions in the competitive marketplace. Base salary levels for the Company's executive officers are generally positioned at the midpoint of the range for comparable positions in companies of similar size offering similar services. While the Company believes it offers competitive base salaries, the Company attempts to keep executive base salary increases as low as possible in order to limit the Company's exposure if performance targets are not met.

          Annual Bonus. The Company's executive officers are eligible for annual cash bonus awards under the Company's incentive compensation program. Under this program, Company and individual performance objectives are established at the beginning of each year. Company performance objectives are based on the Company obtaining certain levels of net profits. Individual performance objectives are oriented to long-term objectives of the Company, with stated goals and activities to achieve those objectives specified for each individual.

         Stock Options. The Equity Incentive Plan is designed to encourage and create ownership of Common Stock by key executives, thereby promoting a close identity of interests between the

Company's management and its shareholders. The Equity Incentive Plan is designed to motivate and reward executives for long-term strategic management and the enhancement of shareholder value. The Compensation Committee has determined that stock option grants to the Company's employees, including key executive officers, are consistent with the Company's best interest and the Company's overall compensation program.

          Stock options are granted with an exercise price equal to the market value of the Common Stock on the date of grant. Vesting schedules are designed to encourage the creation of shareholder value over the long-term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years and the executive remains in the Company's employ.

          Two of the named executive officers, Mr. Beans and Ms. Raasch, were granted stock options in 1999 based on the achievement of individual performance goals for 1998. See above under "--Stock Options." The Compensation Committee does not intend to grant stock options to key executive officers in 2000 based upon individual performance criteria for 1999.

          Chief Executive Officer Compensation. During 1999, the Company's Chief Executive Officer, Michael D. Hays, was paid a salary of $140,000 and was not awarded a bonus. In evaluating Mr. Hays' performance during 1999, the Compensation Committee considered the Company's overall financial performance and the achievement of long-term objectives of the Company.

          Section 162 (m) Limitation. The Company anticipates that all 2000 compensation to executives will be fully deductible under Section 162(m) of the Internal Revenue Code. Therefore, the Company determined that a policy with respect to qualifying compensation paid to executive officers for deductibility is not necessary.

                          NATIONAL RESEARCH CORPORATION
                             COMPENSATION COMMITTEE

                          Paul C. Schorr, III, Chairman
                                John N. Nunnelly

                             PERFORMANCE INFORMATION

          The following graph compares on a cumulative basis changes since October 10, 1997 (the date on which the Common Stock was first publicly traded) in (a) the total shareholder return on the Common Stock with (b) the total return on the Nasdaq Stock Market (U.S.) Index and (c) the total return on the Russell 2000 Index. Such changes have been measured by dividing (a) the sum of
(i) the amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the price per share at the end of and the beginning of the measurement period, by (b) the price per share at the beginning of the measurement period. The graph assumes $100 was invested on October 10, 1997 in Common Stock, the Nasdaq Stock Market (U.S.) Index and the Russell 2000 Index.

          The Russell 2000 Index is an index of companies with market capitalizations similar to the Company. The Company has selected this index because, at this time, the Company does not believe it can reasonably identify a peer group for comparison. The Company believes that an index of companies with similar market capitalizations provides a reasonable basis for comparing total shareholder returns.


                            [Chart/graph omitted]


                                        October 10,   December 31,   December 31,   December 31,
                                           1997          1997           1998           1999
                                        -----------   ------------   ------------   ------------
NATIONAL RESEARCH CORPORATION .........     $100        $44.17          $ 31.67        $ 26.67
NASDAQ STOCK MARKET (U.S.) INDEX ......      100         90.55           127.60         230.52
RUSSELL 2000 INDEX ....................      100         99.73            93.30          91.91


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports concerning their ownership of Company equity securities with the Securities and Exchange Commission and the Company. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that during the fiscal year ended December 31, 1999 all of its directors and executive officers complied with the Section 16(a) filing requirements.

                                  MISCELLANEOUS

Independent Auditors

          KPMG LLP acted as the independent auditors for the Company in 1999 and it is anticipated that such firm will be similarly appointed to act in 2000. Representatives of KPMG LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

Shareholder Proposals

          Proposals which shareholders of the Company intend to present at and have included in the Company's proxy statement for the 2001 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), must be received by the Company by the close of business on November 29, 2000. In addition, a shareholder who otherwise intends to present business at the 2001 annual meeting (including, nominating persons for election as directors) must comply with the requirements set forth in the Company's By-Laws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the By-Laws, to the Secretary of the Company not less than 60 days and not more than 90 days prior to the second Wednesday in the month of April (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Under the By-Laws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals shareholders intend to present at the 2001 annual meeting but do not intend to include in the Company's proxy statement for such meeting) prior to February 10, 2001, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2001 annual meeting. If the Board of Directors chooses to present such proposal at the 2001 annual meeting, then the persons named in proxies solicited by the Board of Directors for the 2001 annual meeting may exercise discretionary voting power with respect to such proposal.

Other Matters

          The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular employees of the Company. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock.

                                              By Order of the Board of Directors
                                              NATIONAL RESEARCH CORPORATION



                                              Patrick E. Beans
                                              Secretary


March 29, 2000

                          NATIONAL RESEARCH CORPORATION
                       2000 ANNUAL MEETING OF SHAREHOLDERS
           This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Michael D. Hays and Patrick E. Beans, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of National Research Corporation held of record by the undersigned on March 9, 2000, at the annual meeting of shareholders to be held on April 27, 2000, or any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees.








     PLEASE DETACH BELOW, SIGN, DATE AND RETURN USING THE ENVELOPE PROVIDED

 ...............................................................................

                                         NATIONAL RESEARCH CORPORATION 2000 ANNUAL MEETING

1.  ELECTION OF DIRECTORS:           1 - Michael D. Hays      [ ]  FOR the nominees listed     [ ]  WITHHOLD AUTHORITY to vote for
    (Terms expiring at the           2 - John N. Nunnelly          to the left (except as           the nominees listed to the left.
    2003 Annual Meeting)                                           specified below).


                                                                                            ---------------------------------------
(Instructions: To withhold authority to vote for any indicated nominee, write the    ->    [                                       ]
number(s) of the nominee(s) in the box provided to the right.)                             [                                       ]
                                                                                            ---------------------------------------

2.  IN THEIR  DISCRETION,  THE  PROXIES  ARE AUTHORIZED  TO VOTE UPON SUCH OTHER
    BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



Check appropriate box                           Date ___________________, 2000                                   NO. OF SHARES
Indicate changes below:                                                                     ---------------------------------------
Address Change?  [ ]          Name Change?  [ ]           [ ] Please check                 [                                       ]
                                                              this box if you              [                                       ]
                                                              plan to attend               [                                       ]
                                                              the Annual Meeting.           ---------------------------------------
                                                              Number of persons             Signature(s) in Box
                                                              attending:                    Please  sign  exactly  as  name  appears
                                                                         --------           hereon.  When  shares  are held by joint
                                                                                            tenants,  both should sign. When signing
                                                                                            as  attorney,  executor,  administrator,
                                                                                            trustee or  guardian,  please  give full
                                                                                            title as such. If a corporation,  please
                                                                                            sign in full corporate name by President
                                                                                            or  other  authorized   officer.   If  a
                                                                                            partnership,  please sign in partnership
                                                                                            name by authorized person.